UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 26, 2023

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Senior Notes Offering

On April 26, 2023, Six Flags Entertainment Corporation (the “Company,” “we,” “us” or “our”) issued a press release announcing that it is seeking to issue up to an aggregate principal amount of $800.0 million in a private offering of senior notes (the “Notes”). The Notes will be guaranteed on a senior unsecured basis by each of the Company’s current and future wholly-owned domestic restricted subsidiaries that guarantee the Company’s senior secured credit agreement, subject to certain exceptions, and Six Flags Theme Parks Inc., the borrower under the Company’s senior secured credit agreement. A copy of the press release relating to the notes offering is furnished as Exhibit 99.1 hereto.

The Company intends to use the net proceeds from the Notes offering, together with other available cash, including borrowings under its revolving credit facility, to repurchase any and all of its outstanding $949,490,000 principal amount of 4.875% senior unsecured notes due 2024 (the “2024 Notes”) pursuant to the Tender Offer (as defined below) separately announced today and pay related fees and expenses. To the extent less than $800 million of 2024 Notes are purchased in the Tender Offer, the Company will redeem an amount of 2024 Notes such that $800 million aggregate principal amount of 2024 Notes are being retired pursuant to the Tender Offer and redemption.

The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company.

On April 26, 2023, the Company announced that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding $949,490,000 principal amount of the 2024 Notes. The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on May 2, 2023, subject to the Company’s right to extend or amend the Tender Offer. Concurrently with the commencement of the Tender Offer, the Company issued a conditional notice of redemption providing for the redemption of up to $800 million aggregate principal amount of the 2024 Notes less the aggregate principal amount of 2024 Notes tendered and accepted in the Tender Offer, to the extent that less than $800 million aggregate principal amount of the 2024 Notes are validly tendered and accepted for payment in the Tender Offer, at a redemption price of 100%, plus accrued and unpaid interest, if any, to, but not including, May 26, 2023. The amount of 2024 Notes being redeemed will be reduced by the amount of 2024 Notes purchased in the Tender Offer, provided that the aggregate principal amount of 2024 Notes purchased in the Tender Offer is less than $800 million. The closing of the Tender Offer and the redemption are conditioned on, among other things, the satisfaction or waiver of certain conditions, including, among other things, the closing of the Notes offering and the Company having obtained net proceeds from the Notes offering in an amount sufficient, together with other borrowings, to repurchase the 2024 Notes pursuant to the Tender Offer and/or the redemption. A copy of the press release relating to the Tender Offer and redemption is furnished as Exhibit 99.2 hereto.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K, other than historical information, contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and may be forward-looking information within the meaning defined under applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include all statements that are not historical facts and can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “may,” “should,” “could” and variations of such words or similar expressions.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include (i) global coronavirus (“COVID-19”) pandemic-related business disruptions and economic uncertainty, (ii) the adequacy of our cash flows from operations, available cash and available amounts under our credit facilities to meet our liquidity needs, (iii) our expectations regarding the timing, costs, benefits and results of our strategic plan, (iv) the impact of macro-economic conditions, including inflation on consumer spending, (v) our ability to implement our capital plans in a timely and cost effective manner, and our expectations regarding the anticipated costs, benefits and results of such capital plans, (vi) the extent to which having parks in diverse geographical locations protects our consolidated results against the effects of adverse weather and other events, (vii) our ongoing compliance with laws and regulations, and the effect of, and cost and timing of compliance with, newly enacted laws and regulations, (viii) our ability to obtain additional financing and the increased cost of capital due to rising interest rates, (ix) our expectations regarding the effect of certain accounting pronouncements, (x) our expectations regarding the cost or outcome of any litigation or other disputes, (xi) our annual income tax liability and the availability and effect of net operating loss carryforwards and other tax benefits and (xii) our expectations regarding uncertain tax positions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are, by their nature, subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Additional risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements include, among others, factors impacting attendance, such as local conditions, contagious diseases, including COVID-19 and Monkey Pox, or the perceived threat of contagious diseases, events, disturbances and terrorist activities; regulations and guidance of federal, state and local governments and health officials regarding the response to COVID-19 and Monkey Pox, including, with respect to business operations, safety protocols and public gatherings (such as voluntary and, in some cases, mandatory, quarantines, as well as shut downs and other restrictions on travel and commercial, social and other activities); economic impact of political instability and conflicts globally, such as the war in Ukraine; recall of food, toys and other retail products sold at our parks; accidents or incidents involving the safety of guests and employees, or contagious disease outbreaks at our parks or other parks in our industry, and negative publicity about us or our industry; availability of commercially reasonable insurance policies at reasonable rates; inability to achieve desired improvements and financial performance targets; adverse weather conditions, such as excess heat or cold, rain and storms; general financial and credit market conditions, including our ability to access credit or raise capital; macro-economic conditions (including supply chain issues and customer spending patterns); our ability to successfully implement our strategy; changes in public and consumer tastes; construction delays in capital improvements or ride downtime; competition with other theme parks, water parks and entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, healthcare reform and potential wage and hour claims; availability of labor; environmental laws and regulations; laws and regulations affecting corporate taxation; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cyber security risks; and other factors described in “Risk Factors” in our Annual and Quarterly Reports on Forms 10-K and 10-Q.

Item 9.01	Financial Statements and Exhibits

1) Exhibits

99.1	Press Release of Six Flags Entertainment Corporation, dated April 26, 2023, related to the Notes offering

99.2	Press Release of Six Flags Entertainment Corporation, dated April 26, 2023, related to the Tender Offer

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Aimee Williams-Ramey
	Name:	Aimee Williams-Ramey
	Title:	Chief Legal Officer and Corporate Secretary

Date: April 26, 2023